EXHIBIT 10.2

PROMISSORY NOTE
THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY TO THE EXTENT THAT SUCH ACT APPLIES TO A TRANSFER OR DISPOSAL, NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
GENERAL FINANCE CORPORATION
US$ 6,843,381.00	Los Angeles, California
June 24, 2020
FOR VALUE RECEIVED, GENERAL FINANCE CORPORATION, a Delaware corporation ("GFN”), subject to compliance with the covenants of the GFN Debt Agreements, hereby promises to pay to the order of GENERAL ELECTRIC PENSION TRUST, a New York common law trust  (“GEPT”), or its registered assigns (along with GEPT, each a "Holder" and collectively with GFN, the “Parties”), the Minimum Return Payments ($6,843,381.00 in the aggregate) (the sum of both Minimum Return Payments, the “Principal”) to GEPT in equal installments on October 1, 2020 and January 1, 2021, or in the case of a prepayment, such portion thereof being prepaid.
This Note is the promissory note referred to in the Stock Purchase Agreement (the "Purchase Agreement") dated June 22, 2020 between GFN and GEPT.  Holder is entitled to the benefits of this Note and the Purchase Agreement, as it relates to this Note, and may enforce the agreements of GFN contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto.  Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Purchase Agreement.
1.
Interest.
(a)
Interest shall accrue on the Principal if GFN fails to pay in full either equal installment of the Minimum Return Payment on October 1, 2020 or January 1, 2021 (each a  “Minimum Return Payment Deadline”) at a rate per annum (the "Default Rate") equal to 8.0% from the Minimum Return Payment Deadline until such time as such installment of the Minimum Return Payment plus accrued Default Rate interest is paid to Holder.  Default Rate interest shall be payable on each month’s last Business Day (as such term is defined below).  "Business Day" shall mean any day except Saturday, Sunday and any day which either is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are authorized or obligated to close.

(b)
All Default Rate interest payable under this Note shall accrue on a daily basis and be computed on the basis of a 360-day year of twelve 30-day months.
2.
Maturity Date.  The outstanding Principal balance of this Note, together with if any, accrued and unpaid interest on, and all other amounts owing under this Note, shall be due and payable on January 1, 2021 (the “Maturity Date”); provided that 50% of the Principal is due and payable on October 1, 2020.
3.
Optional Prepayments.
(a)
GFN may prepay the unpaid Principal balance of this Note at any time.  Any prepayment of this Note under this Section 3 shall also include any accrued and unpaid interest on the outstanding Principal balance of this Note through and including the date of prepayment.
(b)
GFN shall give the Holder written notice of each voluntary prepayment not less than one day prior to the date of prepayment.  Such notice shall specify the Principal amount of this Note to be prepaid on such date.
4.
Change in Control Prepayment.  The Holder may require GFN to prepay the outstanding Principal balance of this Note, in whole or in part, plus any accrued and unpaid interest as a result of an acceleration of the amounts owing under this Note, as requested by the Holder, at any time following the consummation of any transaction which constitutes a Change in Control (as such term is defined below).  For the purposes of this Note, a "Change in Control" shall mean:
(a)
any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the  “1934 Act”), but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the 1934 Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than 50% of the equity securities of GFN entitled to vote for members of the board of directors or equivalent governing body of GFN on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)
during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of GFN ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(c)
the passage of 30 days from the date upon which any individual, trustee, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, other business entity or governmental authority (any of the foregoing, a “Person”) or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of GFN, or control over the equity securities of GFN entitled to vote for members of the board of directors or equivalent governing body of GFN on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing more than 50% of the combined voting power of such securities.
GFN shall notify the Holder of the date on which a Change in Control has occurred within three Business Days after such date and shall, in such notification, inform the Holder of the Holder's right to require GFN to prepay this Note as provided in this Section 4.  If the Holder elects to require GFN to prepay this Note pursuant to this Section 4, it shall furnish written notice to GFN advising GFN of such election and the amount of Principal of this Note to be prepaid.  GFN shall prepay this Note in accordance with this Section 4 and such written notice within three Business Days after its receipt of such written notice.
5.
Manner of Payment.  Payments of Principal and other amounts due under this Note (except for interest) shall be made no later than 2:00 p.m. (Eastern Time) on the date when due and in United States Dollars (by wire transfer in funds immediately available at the place of payment) to such account as the Holder may designate in writing to GFN.  Payments of interest in U.S. Dollars under this Note shall be made no later than 2:00 p.m. (Eastern Time) on the date when due (by wire transfer in funds immediately available at the place of payment) to such account as the Holder may designate in writing to GFN.  Any payments due hereunder which are due on a day which is not a Business Day shall be payable on the first succeeding Business Day and such extension of time shall be included in the computation.

6.
Maximum Lawful Rate of Interest.  The rate of interest payable under this Note shall in no event exceed the maximum rate permissible under applicable law.  If the rate of interest payable on this Note is ever reduced as a result of this Section 6 and at any time thereafter the maximum rate permitted under applicable law exceeds the rate of interest provided for in this Note, then the rate provided for in this Note shall be increased to the maximum rate provided for under applicable law for such period as is required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the first sentence of this Section 6.
7.
GFN’s Waivers.  Except as otherwise provided herein, GFN hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor hereof, and all other notices of any kind to which it may be entitled under applicable law or otherwise.
8.
Transfer.
(a)
The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by GFN in the Register (as hereinafter defined).  Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.
(b)
GFN shall maintain at its principal executive office a register for the registration of transfers of this Note (the "Register").  The name and address of the Holder, each transfer thereof and the name and address of each transferee shall be registered in the Register.  Prior to due presentment for registration of transfer, absent demonstrable error, the Person in whose name the Note is registered shall be deemed and treated as the owner and holder thereof for all purposes hereof.  Any transfer of this Note shall be effective only upon appropriate entries with respect thereto being made in the Register.

9.
Persons Deemed Owners; Participations.
(a)
Prior to due presentment for registration of any assignment, GFN may treat the Person in whose name any Note is registered pursuant to the Register as the owner and Holder of such Note for all purposes whatsoever, and GFN shall not be affected by notice to the contrary.  Subject to the preceding sentence, the Holder may grant to any other Person participations from time to time in all or any part of this Note on such terms and conditions as may be determined by the Holder in its sole and absolute discretion, subject to applicable federal and state securities laws; provided, however, that unless the Holder has assigned or transferred all or any portion of this Note in accordance with Section 10 hereof by surrendering this Note at GFN’s principal executive office for registration of any such assignment or transfer, GFN shall continue to treat the Person in whose name the Note is registered as the owner of purposes, including payments.  Except as set forth in clause (b) below, notwithstanding anything to the contrary contained herein or otherwise, nothing in the Purchase Agreement or this Note or otherwise shall confer upon the participant any rights in the Purchase Agreement, and the Holder shall retain all rights with respect to the administration, waiver, amendment, collection and enforcement of, compliance with and consent to the terms and provisions of the Purchase Agreement or this Note.
(b)
Notwithstanding anything to contrary contained in this Note or the Purchase Agreement, in the event the Holder has granted a participation in this Note, the Holder may give or withhold its consent or agreement to any amendments to or modifications of the Purchase Agreement or this Note, waive any of the provisions hereof or thereof or exercise or refrain from exercising any other rights or remedies which the Holder may have under the Purchase Agreement, this Note or otherwise.
10.
Assignment and Transfer.  Subject to compliance with applicable law and except as otherwise provided in the Purchase Agreement, the Holder may, at any time and from time to time and without the consent of GFN, assign or transfer to one or more Persons all or any portion of this Note or any portion thereof (but not less than US$500,000 in principal amount in any single assignment (unless such lesser amount represents the entire outstanding Principal balance hereof)) or any rights hereunder.  Upon surrender of this Note at GFN's principal executive office for registration of any such assignment or transfer, accompanied by a duly executed instrument of transfer, GFN shall, at their expense and within three Business Days of such surrender, execute and deliver one or more new notes of like tenor in the requested principal denominations and in the name of the assignee or assignees and bearing the legend set forth on the face of this Note, and this Note shall promptly be canceled.  If the entire outstanding Principal balance of this Note is not being assigned, GFN shall issue to the Holder hereof, within three Business Days of the date of surrender hereof, a new note which evidences the portion of such outstanding Principal balance not being assigned.  If this Note is divided into one or more notes and is held at any time by more than one Holder, any payments of Principal of, premium, if any, and interest or other amounts on this Note which are not sufficient to pay all Principal, premium, interest or other amounts due thereunder, shall be made pro rata with respect to all such notes in accordance with the outstanding Principal amounts thereof, respectively.

11.
Loss, Theft, Destruction or Mutilation.  Upon receipt of evidence reasonably satisfactory to GFN of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement or other indemnity reasonably satisfactory to GFN or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Note, GFN shall make and deliver within three Business Days a new note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.
12.
Costs of Collection.
(a)
An "Event of Default" occurs if, upon notice from Holder, if GFN (i) fails to pay as and when due (whether at stated maturity, upon acceleration or required prepayment or otherwise) any Principal on either of the Notes, or (ii) fail to pay any interest, premium, if any, fees, costs, expenses or other amounts payable under this Note within two Business Days after the date due thereunder.
(b)
GFN agrees to pay all costs and expenses, including the reasonable fees and expenses of any attorneys, accountants and other experts retained by the Holder, which are expended or incurred by the Holder following an Event of Default in connection with (a) the enforcement of this Note or the collection of any sums due hereunder, whether or not suit is commenced; (b) any actions for declaratory relief in any way related to this Note; (c) the protection or preservation of any rights of the Holder under this Note; (d) any actions taken by the Holder in negotiating any amendment, waiver, consent or release of or under this Note; (e) the Holder's participation in any refinancing, restructuring, bankruptcy or insolvency proceeding involving GFN, any of its subsidiaries; (f) any effort by the Holder to protect, assemble, complete, collect, sell, liquidate or otherwise dispose of any collateral, including in connection with any case under any bankruptcy law; or (g) any refinancing or restructuring of this Note at the request or instigation of GFN, including, without limitation, any restructuring in the nature of a "work out" or in any insolvency or bankruptcy proceeding of GFN.
13.
Extension of Time.  The Holder, at its option, may extend the time for payment of this Note, postpone the enforcement hereof, or grant any other indulgences without affecting or diminishing the Holder's right to recourse against GFN, which right is expressly reserved.
14.
Notations.  Before disposing of this Note or any portion thereof, the Holder may make a notation thereon (or on a schedule attached thereto) of the amount of all Principal payments previously made by GFN with respect thereto.

15.
Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  TO THE EXTENT NECESSARY, THE PROVISIONS OF ALL OTHER DOCUMENTS REFERRED TO HEREIN (INCLUDING WITHOUT LIMITATION THE PROVISIONS OF THE PURCHASE AGREEMENT AND SPECIFICALLY THE REPRESENTATIONS, WARRANTIES, COVENANTS AND EVENTS OF DEFAULT PROVIDED IN FAVOR OF OR FOR THE BENEFIT OF THE HOLDER) SHALL BE DEEMED TO BE INCLUDED HEREIN AS IF SET OUT IN FULL HEREIN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA EVEN IF EXPRESSED IN THE OTHER DOCUMENTS TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.  THE ENFORCEMENT BY THE HOLDER OF THE PURCHASE AGREEMENT OR ANY OTHER DOCUMENT UNDER THE LAWS OF ANOTHER JURISDICTION DOES NOT RESTRAIN OR IN ANY WAY IMPACT UPON THE ABILITY OF THE HOLDER TO ENFORCE THIS NOTE OR OTHERWISE UNDER THE LAWS OF THE STATE OF CALIFORNIA.
16.
Jurisdiction and Venue.
(a)
Each of the Parties hereby consents and agrees that all actions, suits or other proceedings arising under or in connection with this Note shall be tried and litigated in state or federal courts located in the County of Los Angeles, State of California, which courts shall have exclusive jurisdiction to hear and determine any and all claims, controversies and disputes arising out of or related to the Purchase Agreement and/or Note.  Notwithstanding the foregoing, nothing contained in this Section 16 shall preclude either Party from bringing any action, suit or other proceeding in the courts of any other location where the assets of such Party may be found or located or to enforce any judgment or other court order in favor of such Party.
(b)
Each of the Parties hereby (i) irrevocably submits to the jurisdiction of any such court and consents in advance to such jurisdiction in any action, suit or other proceeding commenced in any such court, (ii) waives any right it may have to assert the doctrine of forum non conveniens or any objection that such Person may have based upon lack of personal jurisdiction or improper venue and (iii) consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Each of the Parties hereby waives personal service of the summons, complaint or other process issued in any such action, suit or other proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to such party at the address set forth below their signature to this Note and that service so made shall be deemed completed upon the earlier of such Person's actual receipt thereof or five days after deposit in the United States mail, proper postage prepaid.
(c)
To the extent permitted under applicable Laws of any such jurisdiction, GFN and each of its subsidiaries hereby waives, in respect of any such action, suit or other proceeding, the jurisdiction of any other court or courts that now or hereafter, by reason of such Person's present or future domicile, or otherwise, may be available to it.

(d)
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
17.
Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable substantially impair the benefits of the remaining provisions hereof.
18.
Headings.  The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Note is executed as of the date first above written.

GENERAL FINANCE CORPORATION, a Delaware corporation

By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title:	General Counsel, Vice President & Secretary